COLONIAL MUNICIPAL MONEY MARKET FUND

 Supplement to the Statement of Additional Information dated
                     September 28, 1995



The eighth paragraph under the sub-caption Your Open Account is revised in its entirety as follows:

Shares of funds (except for the Colonial Municipal Money
Market Fund) that pay daily dividends will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of Colonial Municipal Money Market Fund will normally earn dividends starting with the date after the Fund receives payment for the shares and will continue through the date the shares are redeemed, transferred or exchanged.





TM-16/330B-1095                         October 27, 1995